================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 22, 2005

                               MOVIE GALLERY, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                  0-24548              63-1120122
   (State or other jurisdiction      (Commission           (IRS Employer
        of incorporation)            File Number)     Identification Number)

                900 West Main Street
                  Dothan, Alabama                              36301
      (Address of principal executive offices)              (Zip Code)

                                 (334) 677-2108
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On June 22, 2005, Movie Gallery, Inc. (the "Company") appointed Timothy R. Price to serve as its Executive Vice President and Chief Financial Officer. Mr. Price has served as the Chief Financial Officer of Hollywood Entertainment Corporation since its acquisition by the Company in April 2005. Ivy M. Jernigan, former Chief Financial Officer of the Company, has been appointed as a Senior Vice President of the Company and will continue to serve as Chief Financial Officer of Movie Gallery US, Inc., a subsidiary of the Company. A copy of the press release announcing Mr. Price's appointment is attached hereto as Exhibit 99.1 and incorporated by reference.

Mr. Price has been with Hollywood Entertainment Corporation since January 2003, initially serving as its Senior Vice President of Finance and being named its Chief Financial Officer in July 2003. Prior to joining Hollywood, Mr. Price was with May Company, serving as Chief Financial Officer for Robinson's-May from 2000 to 2002 and Vice President and Controller of Hecht's from 1998 to 2000. Prior to serving in these positions, Mr. Price served as Vice President and Controller of Kohl's from 1996 to 1998 and held a variety of financial executive positions at the Limited from 1988 to 1996.

ITEM 8.01.  OTHER EVENTS

On June 22, 2005, the Company issued a news release announcing a business update, which release is attached hereto as Exhibit 99.1 and incorporated by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

    99.1  Press Release dated June 22, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MOVIE GALLERY, INC.

Date: June 22, 2005

                                        BY: /s/ S. Page Todd
                                            ------------------------------------
                                            S. Page Todd
                                            Executive Vice President, Secretary
                                            General Counsel

                                INDEX TO EXHIBITS

EXHIBIT NO.     DESCRIPTION
-----------     ---------------------------------
   99.1         Press Release dated June 22, 2005